SECURITIES ACT FILE NO. 333-05173


                         AETNA VARIABLE PORTFOLIOS, INC.

                         SUPPLEMENT DATED MARCH 11, 2002
                                     TO THE
          AETNA VARIABLE PORTFOLIOS, INC. PROSPECTUS DATED MAY 1, 2001


             CHANGE IN PORTFOLIO MANAGERS FOR AETNA SMALL COMPANY VP

Effective March 4, 2002, Mr. Thomas DiBella will no longer serve as portfolio manager of the Aetna Small Company VP Portfolio, and Ms. Carolie Burroughs will assume responsibility for the day-to-day management of the Portfolio. The following disclosure replaces the disclosure under the section "Management of the Portfolios - Small Company" on page 21 of the Prospectus:

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.